UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

GNC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35113	20-8536244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

GNC Holdings, Inc. (the “Company”) has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after July 22, 2019, in presentations about the Company’s operations and performance. The Company may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business. A copy of the Presentation Materials is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The Presentation Materials will also be made available on the Company’s website, www.gnc.com, under the Investor Relations page.

The information contained in the Presentation Materials is summary information that should be read in conjunction with the Company’s filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q, filed on May 2, 2019, and other public announcements that the Company may make by press release or otherwise from time to time. For a reconciliation of certain Non-GAAP measures included in the Presentation Materials to the most comparable GAAP measures, see the appendix to Exhibit 99.1.

The foregoing information (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The Presentation Materials contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. Forward-looking statements can often be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding the Company’s strategy and outlook. While the Company believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain and subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks, contingencies and uncertainties relate to, among other things: the highly competitive industry in which the Company operates; unfavorable publicity or consumer perception of the Company’s products; product innovation; the Company’s exploration of new strategic initiatives; the Company’s manufacturing operations; relationships with the Company’s vendors; the Company’s distribution network and inventory management; the Company’s ability to develop and maintain a relevant omni-channel experience for its customers; the performance of, and its relationships with, its franchisees; the location of its stores; availability of raw materials; general economic conditions; material claims or product recalls; regulatory compliance; the value of the Company’s brand name; privacy protection and cyber-security; the Company’s current debt profile and risks related to its capital structure; possible joint ventures; the Company’s key executives and employees; insurance; and tax rate risks. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a more detailed discussion of important factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: July 22, 2019	By:	/s/ Tricia K. Tolivar
	Name:	Tricia K. Tolivar
	Title:	Executive Vice President and Chief Financial Officer